Exhibit 99.2

ARROWHEAD RESEARCH CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS

On June 4, 2004, Arrowhead Research executed a Stock Purchase Agreement (the “Agreement”) with Insert Therapeutics, Inc., (“Insert Therapeutics”) a Pasadena-based company focused on designing, developing and commercializing delivery-enhanced therapeutics, using its patented class of polymeric delivery systems, whereby Arrowhead Research obtained a majority interest in Insert Therapeutics.

Pursuant to the Agreement, Arrowhead Research purchased 24,496,553 shares of voting, newly-issued Series B Preferred Stock, representing approximately 62% of the voting securities of Insert Therapeutics, for $1,000,000, paid on the closing date of June 4, 2004. In conjunction with the stock sale, Arrowhead Research entered into a related Agreement to Provide Additional Capital, pursuant to which Arrowhead Research may choose to make additional capital contributions as follows: $1,000,000 on December 1, 2004; and $3,000,000 upon the attainment of certain milestones in the further development of Insert Therapeutics’ business. If Arrowhead Research chooses not to make an additional capital contribution, Arrowhead Research will forfeit a proportionate number of shares.

The unaudited pro forma condensed combined balance sheet is presented as if the acquisition had taken place on March 31, 2004. The unaudited pro forma condensed combined statement of operations for the year ended September 30, 2003, combines Arrowhead Research’s statement of operations for the period from May 7, 2003 (inception date) and ended September 30, 2003 with the statement of operations of Insert Therapeutics for the year ended December 31, 2003 and is presented to reflect the acquisition as if it had occurred as of January 1, 2003.

The unaudited pro forma condensed combined statement of operations for the six months ended March 31, 2004, combines Arrowhead Research’s statement of operations for the six months ended March 31, 2004 with the statement of operations of Insert Therapeutics for the same period. The unaudited pro forma condensed combined statements of operation for the six months ended March 31, 2004 is presented to reflect the acquisition of Insert Therapeutic as if it had occurred on October 1, 2003. Due to the discrepancy in fiscal year ends of the companies, the operations of Insert Therapeutics for the three months ended December 31, 2003 are included in the presentation of both the pro forma condensed combined statement of operations for the six months ended March 31, 2004, as well as the year ended September 30, 2003.

The unaudited pro forma condensed combined financial information is based on the historical financial statements of Arrowhead Research and Insert Therapeutics, giving effect to the aquisition under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the unaudited pro forma condensed combined financial statements. The pro forma adjustments are based on management’s estimates of the value of the tangible and intangible assets acquired.

The accompanying financial statements of Insert Therapeutics presented in this report should be read in conjunction with Insert Therapeutics’ financial statements and footnotes for the years ended December 31, 2003 and 2002 thereto included in the Current Report 8-K/A, as filed by Arrowhead Research. The unaudited pro forma condensed combined financial statements should also be read in conjunction with the historical financial statements of Arrowhead Research, included in Arrowhead Research’s Form 10-KSB and any amendments thereof for the year ended September 30, 2003, and in Arrowhead Research’s Form 10-QSB, and any amendments thereof, for the six months ended March 31, 2004 filed with the Securities and Exchange Commission.

The acquisition was accounted for using the purchase method of accounting, and accordingly, the assets acquired have been recorded at their estimated fair values as of the date of the acquisition. These amounts have been recorded based upon preliminary estimates as of March 31, 2004. The unaudited pro forma financial data are based on the assumptions and adjustments available at the time of the filing of this Form 8-K/A, as described in the accompanying notes, which Arrowhead Research believes are reasonable. The fair value of the consideration will be allocated to the net assets acquired based upon the fair values of such net assets at the effective date of the acquisition. The allocation presented here is preliminary, subject to change as additional information is received.

The unaudited condensed combined pro forma statement of operations does not purport to represent what Arrowhead Research’s results of operations actually would have been if the events described above had occurred as of the dates indicated or what Arrowhead Research’s results will be for any future periods. The unaudited condensed combined pro forma financial statements are based upon assumptions, estimates and adjustments that Arrowhead Research believes are reasonable and are intended for informational purposes only. The future consolidated financial position and results of operations will differ, potentially significantly, from the pro forma amounts reflected herein because of a variety of factors, including access to additional information and changes in values not currently identified. Further adjustments to the acquired assets will be reflected as a change in goodwill.

The unaudited pro forma adjustments do not reflect any operating efficiencies and related cost savings that could result with respect to the combined companies. The pro forma adjustments do not include any adjustments to historical revenue for any future price or product offering changes nor any adjustments to selling, marketing or any other expenses for any future operating changes.

ARROWHEAD RESEARCH CORPORATION

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Arrowhead Research Corporation

Unaudited Pro Forma Condensed, Combined Balance Sheet

As of March 31, 2004

	Arrowhead	Insert	Adjustments		Pro Forma
ASSETS

CURRENT ASSETS
Cash and Cash Equivalents	$10,330,701	$144,020			$10,474,721
Marketable Securities	807,628	—			807,628
Grant receiveable	—	9,000			9,000
Other receivables	145	—			145
Prepaid expenses	360,855	—			360,855

TOTAL CURRENT ASSETS	11,499,329	153,020			11,652,349

Property and equipment, net	9,602	284,859			294,461
Restricted Cash	—	50,773			50,773
Other assets	—	6,000			6,000
Goodwill	—	—	47,432	(a)	47,432
TOTAL ASSETS	$11,508,931	$494,652			$12,051,015

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$31,552	$16,562			$48,114
Accrued expenses	6,862	20,020			26,882

Payroll liabilities	—	30,332			30,332

TOTAL CURRENT LIABILITIES	38,414	66,914			105,328

Notes payable	—	2,148,750	(2,148,750	)(b)	—
Minority Interest	—	—	475,170	(a)	475,170

TOTAL LIABILITIES	38,414	2,215,664			580,498

SHAREHOLDERS’ EQUITY
Common Stock	13,551	13,670	(13,670	)(a,b)	13,551
Preferred Stock		3,000,000	(3,000,000	)(a,b)	—
Additional paid-in capital	11,934,019	—			11,934,019

Accumulated deficit during the development stage	(477,053)	(4,734,682)	4,734,682	(a)	(477,053)

TOTAL SHAREHOLDERS’ EQUITY (DEFICIT)	11,470,517	(1,721,012)			11,470,517

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)	$11,508,931	$494,652			$12,051,015

(a)	To eliminate stockholders’ equity.
(b)	Represents conversion of notes payable into equity at date of transaction.

Arrowhead Research Corporation

Pro Forma Condensed, Combined Statement of Operations

For the Year Ended September 30, 2003

	For the period from inception (May 7, 2003) through September 30, 2003	For the year ended December 31, 2003
	Arrowhead	Insert	Adjustments		Pro Forma
REVENUE	$—	$377,212			$377,212

OPERATING EXPENSES

Salaries	25,000	849,837			874,837

Consulting	25,000	186,984			211,894

General and administrative expenses	41,063	310,969			352,032

Research and development	3,375	696,581			699,956

TOTAL OPERATING EXPENSES	94,438	2,044,371			2,138,809

OPERATING LOSS	(94,438)	(1,667,159)			(1,761,597)

OTHER INCOME (EXPENSES)
Interest income	—	6,480			6,480

Interest expense	—	(97,867)	97,867	(a)	—

TOTAL OTHER INCOME (EXPENSES)	—	(91,387)			6,480

Minority interest			624,415	(b)	624,415

Provision for income taxes	800	—			800

NET LOSS	$(95,238)	$(1,758,546)			$(1,131,502)

(a)	Reflects elimination of interest expense totaling $97,867 for the year ended December 31, 2003 upon the conversion of all amounts owing under these notes into 4,000,000 shares of Insert Therapeutics’ common stock in June 2004. Conversion of these notes was a condition of the stock sale.
(b)	Represents the minority interest in the loss of Insert.

Arrowhead Research Corporation

Pro Forma Condensed, Combined Statement of Operations

For the Six Months Ended March 31, 2004

(Unaudited)

	For the six months ended March 31, 2004	For the three months ended December 31, 2003	For the three months ended March 31, 2004
	Arrowhead	Insert	Insert	Adjustments		Pro Forma
REVENUE	$—	$22,571	$13,722			$36,293

OPERATING EXPENSES
Salaries	40,000	224,333	218,044			482,377
Consulting	58,475	31,488	39,238			129,201
General and administrative expenses	373,095	34,091	43,227			450,413
Research and development	202,410	136,108	63,776			402,294

TOTAL OPERATING EXPENSES	673,980	426,020	364,285			1,464,285

OPERATING LOSS	(673,980)	(403,449)	(350,563)			(1,427,992)

OTHER INCOME (EXPENSES)
Loss on disposition of building and equipment	(23,331)	0	0			(23,331)

Interest income	8,668	703	483			9,854

Interest expense	—	(34,228)	(42,880)	77,108	(a)	—
Unrealized gains (losses) on marketable securities	307,628	—	—			307,628

TOTAL OTHER INCOME (EXPENSES)	292,965	(33,525)	(42,397)			294,151

Minority interest				283,063	(b)	283,063
Provision for income taxes	800	—				800

NET LOSS	$(381,815)	$(436,974)	$(392,960)			$(851,578)

(a)	Reflects elimination of interest expense totaling $77,108 for the six months ended March 31, 2003 upon the conversion of all amounts owing under these notes into 4,000,000 shares of Insert Therapeutics’ common stock per share in June 2004. Conversion of these notes was a condition of the stock sale.
(b)	Represents the minority interest in the loss of Insert.